Summary Prospectus FlexShares® STOXX® US ESG Impact Index Fund

July 5, 2016	Ticker: ESG	Stock Exchange: NASDAQ

Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s complete Prospectus and other information about the Fund online at www.flexshares.com/prospectus. You can also get this information at no cost by calling 1-855-FLEXETF (1-855-353-9383) or by sending an e-mail request to info@flexshares.com. The Fund’s complete Prospectus and Statement of Additional Information, both dated July 5, 2016 as supplemented, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the STOXX® USA ESG Impact Index (the “Underlying Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.32%
Distribution (12b-1) Fees	0.00%
Other Expenses(1)	0.01%
Total Annual Fund Operating Expenses	0.33%
Expense Reimbursement(2)	(0.01)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.32%

(1)	Other expenses are estimated for the current fiscal year as the Fund has not commenced operations as of the date of this Prospectus.

(2)

Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”) has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel until July 5, 2017. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.

Example

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$33
3 Years	$105

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. As of the date of this Prospectus, the Fund had not commenced operations.

Principal Investment Strategies

The Underlying Index is an optimized index designed to provide broad market exposure that is tilted toward U.S. companies that score better with respect to a small set of environmental, social and governance (ESG) characteristics and to provide the potential for attractive risk-adjusted performance relative to the STOXX® USA 900 Index, as determined by STOXX Ltd. (the “Index Provider”) in accordance with its methodology and analytical findings.

The Index Provider assigns an ESG score to each eligible U.S. company in the STOXX® Global 1800 Index through a proprietary model based on select ESG criteria. The STOXX® Global 1800 Index is comprised of the 1800 largest companies in the global developed markets, including the U.S. The bottom 50% of companies based on their ESG scores are excluded from the Underlying Index. The weights of the remaining eligible companies in the Underlying Index are then adjusted so that companies with higher relative ESG scores are weighted more, and companies with relatively lower ESG scores are weighted less, than they would be in an index that is solely market-capitalization weighted. Only companies that are U.S. companies as determined by the Index Provider’s methodology are included in the Underlying Index. The maximum weight that can be assigned to a single company is limited to 5% at time of each index

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rebalancing or reconstitution. Companies that the Index Provider determines do not adhere to the United Nations Global Compact or engage in businesses relating to controversial weapons or coal mining are excluded from the Underlying Index. As of June 21, 2016, the Underlying Index consisted of 269 U.S. companies with market capitalizations ranging from $4.1 billion to $525.3 billion. As of the same date the Underlying Index’s five largest constituents (by weighting) were Apple, Inc., Microsoft Corp., Exxon Mobil Corp., Johnson & Johnson Co. and General Electric Co.. The Underlying Index is governed by published, objective rules for security selection, exclusion, rebalancing and adjustments for corporate actions and is reconstituted on a quarterly basis. The composition of the Underlying Index will change over time.

NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. Securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. Funds that employ a representative sampling strategy may incur tracking error to a greater extent than a fund that seeks to replicate an index. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. The Fund reserves the right to use a replication indexing strategy if NTI determines that it is in the best interests of the Fund.

Under normal circumstances, the Fund will invest at least 80% of its total assets in the securities of the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts and options on futures contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.

The Underlying Index is sponsored by the Index Provider, an organization that is independent of the Fund and NTI. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. Additional information regarding the

Index Provider is provided in the “More Information about Underlying Indexes and Index Provider” section of the Prospectus.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

Principal Risks

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.

Asset Class Risk is the risk that securities in the Underlying Index or the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.

Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

Concentration Risk is the risk that, to the extent the Fund’s investments are concentrated in the securities of issuers in a particular region, country, market, industry, sector or asset class, the Fund may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class.

Counterparty Risk is the risk that a counterparty to a financial instrument may default on its payment obligation to the Fund. Such a default may cause the value of an investment in the Fund to decrease.

Derivatives Risk is the risk of investing in derivative instruments, such as futures contracts and options on futures contracts. These risks include liquidity, interest rate, market, credit, counterparty and management risks, as well as the risk of mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

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Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile than other asset classes.

ESG Investment Risk is the risk that because the methodology of the Underlying Index selects and assigns weights to securities of issuers for non-financial reasons, the Fund may underperform the broader equity market or other funds that do not utilize ESG criteria when selecting investments.

Issuer Risk is the risk that changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s credit quality or value.

Large Cap Risk is that returns on investments in stocks of large companies could trail the returns on investments in stocks of smaller and mid-sized companies.

Management Risk is the risk that the representative sampling strategy used by NTI may fail to produce the intended results.

Market Risk is the risk that the Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

Disruptions to creations and redemptions or the existence of extreme volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price of the Fund is at a premium to its NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Mid Cap Stock Risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

New Fund Risk is the risk that the Fund faces because it is a new fund. As a new fund, there can be no assurance that it will grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Underlying Index than it otherwise would at higher asset levels, or it could ultimately liquidate. The Fund’s Distributor does not maintain a secondary market in the shares.

Passive Investment Risk is the risk that the Fund is not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.

Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. The Fund employs a representative sampling strategy, and may incur tracking error to a greater extent than a fund that seeks to replicate an index.

U.S. Issuer Risk is the risk of significant exposure to United States issuers. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

Fund Performance

Because the Fund has less than one full calendar year of performance, no performance information has been included.

Management

Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Robert Anstine, Michael O’Connor and Brendan Sullivan, each a Vice President of Northern Trust Investments, Inc., have served as Portfolio Managers of the Fund since its inception in 2016.

Purchase and Sale of Fund Shares

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof

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(“Creation Units”) to authorized participants who have entered into agreements with the Fund’s distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, qualified dividends, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

Payments to Brokers-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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